SAMPLE FORMAT ONLY/NOT NEGOTIABLE

OUR REFERENCE                               DATE
______________                               ______________

BENEFICIARY:
ONE PENN PLAZA LLC
C/O VORNADO REALTY TRUST
210 ROUTE 4 EAST
PARAMUS, NJ 07652
ATTN: VINCENT HOFFMAN

GENTLEMEN/LADIES:

FOR ACCOUNT OF:
BROADPOINT SECURITIES GROUP, INC.
(ADDRESS OF APPLICANT)

WE HEREBY ISSUE OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR
FAVOR.

AVAILABLE WITH:  OURSELVES
                                       BY PAYMENT

DRAFTS AT SIGHT
DRAWN ON THE BANK OF NEW YORK
AS INDICATED BELOW

TO THE EXTENT OF:  USD2,107,490.00

EXPIRY:  (ONE YEAR FROM ISSUANCE)
PLACE OF EXPIRY:  OUR COUNTERS

ADDITIONAL DETAILS:

WE HEREBY ISSUE IN YOUR FAVOR OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO.____________ (THIS “LETTER OF CREDIT”) IN YOUR FAVOR   FOR ACCOUNT OF BROADPOINT SECURITIES GROUP, INC., UP TO AN AGGREGATE AMOUNT OF U.S.$2,107,490.00 (TWO MILLION ONE HUNDRED SEVEN THOUSAND FOUR HUNDRED NINETY AND 00/100 UNITED STATES DOLLARS), WHICH IS EFFECTIVE IMMEDIATELY AND INITIALLY  EXPIRING AT OUR CLOSE OF BUSINESS ON _______________, AVAILABLE AGAINST YOUR OR YOUR TRANSFEREE’S SIGHT DRAFT(S) DRAWN ON US.

PARTIAL DRAWINGS ARE PERMITTED HEREUNDER, PROVIDED THAT THE AMOUNT OF EACH SUCH DRAWING HONORED BY US HEREUNDER SHALL PRO TANTO REDUCE THE AGGREGATE AMOUNT OF THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT MAY BE TRANSFERRED IN ITS ENTIRETY ONLY BUT NOT IN PART.  SAID TRANSFER IS TO BE EFFECTED AT OUR COUNTERS AND IS CONTINGENT UPON:

(A)	THE SATISFACTORY COMPLETION OF OUR TRANSFER FORM, ATTACHED HERETO, WITH THE SPECIMEN SIGNATURE OF THE BENEFICIARY’S AUTHORIZED SIGNATURE PROPERLY VERIFIED BY AN OFFICER OF THE BENEFICIARY’S BANK; AND

(B)	RETURN OF THE ORIGINAL OF THIS LETTER OF CREDIT FOR ENDORSEMENT THEREON BY US TO THE TRANSFEREE.

ALL TRANSFER FEES ARE FOR THE ACCOUNT OF THE APPLICANT.

IN THE EVENT THIS LETTER OF CREDIT IS TRANSFERRED AS STATED ABOVE, THE SIGHT DRAFT(S) REQUIRED HEREIN ARE TO BE EXECUTED BY THE TRANSFEREE AS BENEFICIARY.

PAGE NO. 2
OUR REFERENCE NO. ________

UNDER NO CIRCUMSTANCES SHALL THIS LETTER OF CREDIT BE TRANSFERRED TO ANY PERSON OR ENTITY WITH WHICH U.S. PERSONS OR ENTITIES ARE PROHIBITED FROM CONDUCTING BUSINESS UNDER U.S. FOREIGN ASSET CONTROL REGULATIONS AND ANY OTHER U.S. LAWS AND REGULATIONS.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED, WITHOUT AMENDMENT, FOR ADDITIONAL PERIODS OF ONE (1) YEAR FROM THE PRESENT OR ANY FUTURE EXPIRATION DATE HEREOF, UNLESS AT LEAST FORTY-FIVE (45) DAYS PRIOR TO ANY SUCH DATE, WE SEND YOU OR YOUR TRANSFEREE WRITTEN NOTIFICATION AT YOUR ABOVE ADDRESS OR AT THE ADDRESS OF YOUR TRANSFEREE, BY REGISTERED MAIL OR COURIER SERVICE, THAT WE ELECT NOT CONSIDER THIS LETTER OF CREDIT EXTENDED FOR ANY SUCH ADDITIONAL PERIOD.  IN ANY EVENT, THIS LETTER OF CREDIT SHALL NOT BE AUTOMATICALLY EXTENDED BEYOND ITS FINAL EXPIRATIUON DATE OF MARCH 31, 2021,

ALL DRAFTS MUST BEAR ON THEIR FACE THE CLAUSE: “DRAWN UNDER THE BANK OF NEW YORK IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER __________”.

WE HEREBY AGREE THAT DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS STIPULATED HEREIN WILL BE DULY HONORED UPON PRESENTATION AS SPECIFIED IF PRESENTED TO MELLON BANK, N.A., AS LIMITED SERVICE PROVIDER, AT THEIR OFFICE LOCATED AT 525 WILLIAM PENN PLACE, 3 MELLON CENTER, ROOM 1930, PITTSBURGH, PA 15259-0001ON OR BEFORE (ONE YEAR FROM ISSUANCE) OR ANY AUTOMATICALLY EXTENDED DATE THROUGH MARCH 31, 2021 AS PROVIDED FOR HEREIN.

EXCEPT SO FAR AS OTHERWISE STATED, THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (2007 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 600.

VERY TRULY YOURS,

AUTHORIZED SIGNATURE